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                                                                    Exhibit 10.2

                                                 Freddie Mac Loan No.: 002680246

                       EXCEPTIONS TO NON-RECOURSE GUARANTY
                       -----------------------------------
                                  (MULTISTATE)

            This Exceptions to Non-Recourse Guaranty ("GUARANTY") is entered into as of May 20, 1999, by the undersigned person(s) (the "GUARANTOR" whether one or more), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, and/or any subsequent holder of the Note (the "LENDER").

                                    RECITALS

            A. SUNRISE HAVERFORD ASSISTED LIVING, L.L.C., a Pennsylvania limited liability company (the "BORROWER") has requested that Lender make a loan to Borrower in the amount of $8,850,000.00 (the "LOAN"). The Loan will be evidenced by a Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "NOTE"). The Note will be secured by a Multifamily Mortgage, Deed of Trust, or Deed to Secure Debt dated the same date as the Note (the "SECURITY INSTRUMENT"), encumbering the real property described in the Security Instrument (the "PROPERTY").

            B. As a condition to making the Loan to Borrower, Lender requires that the Guarantor execute this Guaranty.

            NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows:

            1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

            2. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of all of the following:

            (a) All amounts for which Borrower is personally liable under Paragraphs 9(c) through 9(f) of the Note.

            (b) The payment and performance of all of Borrower's obligations under Section 18 of the Security Instrument.


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            (c)         The entire Indebtedness, in the event that (i) Borrower
                        voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or (ii) an order for relief is entered against Borrower in any involuntary bankruptcy filing by any creditor of Borrower (other than Lender) pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights.

            (d) All costs and expenses, including reasonable fees and out of pocket expenses of attorneys and expert witnesses, incurred by Lender in enforcing its rights under this Guaranty.

For purposes of determining Guarantor's liability under this Guaranty, all payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which neither Borrower nor Guarantor has personal liability.

            3. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument, and, in addition, the obligations of Guarantor relating to Borrower's obligations under Section 18 of the Security Instrument shall survive any repayment or discharge of the Indebtedness.

            4. Guarantor's obligations under this Guaranty constitute an unconditional guaranty of payment and not merely a guaranty of collection.

            5. The obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including, but



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not limited to, notice of acceptance, notice of any amendment of the Loan
Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor of Borrower's payment or performance with respect to the Indebtedness (an "OTHER GUARANTOR") (b) if Borrower or any Other Guarantor is a partnership, proceed against any general partner of Borrower or the Other Guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower.

            6. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

            7. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its sole and absolute discretion, may (a) bring suit against Guarantor, or any one or more of the persons constituting Guarantor, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Guarantor for such consideration as Lender may deem proper; (c) release one or more of the persons constituting Guarantor, or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

            8. Any indebtedness of Borrower held by Guarantor now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

            9. Guarantor shall have no right of, and hereby waives any claim for, subrogation or



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reimbursement against Borrower or any general partner of Borrower by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

            10. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

            11. Guarantor shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

            12. Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "LENDER" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Note.

            13. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that it has received copies of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

            14. Guarantor agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "PROPERTY JURISDICTION"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Note, the Security Instrument or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.



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            15. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY
JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

            ATTACHED EXHIBIT. The following Exhibit is attached to this
Guaranty:

              |__|  Exhibit A   Modifications to Guaranty


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            IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty or has caused this Guaranty to be signed and delivered by its duly authorized representative.


                            GUARANTOR:

                            SUNRISE ASSISTED LIVING, INC., a Delaware corporation


                            By:____/s/ Thomas B. Newell_________(Seal)
                                   Thomas B. Newell
                                   Executive Vice President and Assistant
                                   Secretary




                            By:____/s/ David W. Faeder_____________(Seal)
                                   David W. Faeder
                                   President




                            Address: __Sunrise Assisted Living
                                     __9401 Lee Highway, Suite 300
                                     __Fairfax, VA 22031_________

                                     ----------------------------



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STATE OF ____Virginia__________             :
                                            : ss:
COUNTY OF __Fairfax___________              :


            ON THIS _10th day of May, 1999, before me, the undersigned officer, personally appeared Thomas B. Newell, who acknowledged himself to be the Executive Vice President and Assistant Secretary of SUNRISE ASSISTED LIVING, INC., a Delaware corporation, and that he as such Executive Vice President and Assistant Secretary, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the foregoing corporation by himself as such Executive Vice President and Assistant Secretary.


                            ____/s/ Susan L. Timoner__________________
                                    Notary Public

My Commission Expires:

    8/31/99



STATE OF __Virginia___________:
                                           : ss:
COUNTY OF _Farifax____________             :


            ON THIS 10th day of May, 1999, before me, the undersigned officer, personally appeared David W. Faeder, who acknowledged himself to be the President of SUNRISE ASSISTED LIVING, INC., a Delaware corporation, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the foregoing corporation by himself as such President.


                            ___/s/ Susan L. Timoner___________________
                                   Notary Public

My Commission Expires:

     8/31/99

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